UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTERN IOWA ENERGY, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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NOTICE OF ANNUAL MEETING OF MEMBERS AND IMPORTANT
NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE MEMBER MEETING TO BE HELD ON APRIL 14, 2008
To our Members:
The 2008 Annual Meeting of Members (the “2008 Annual Meeting”) of Western Iowa Energy, LLC (the “Company”) will be held on Monday, April 14, 2008, at the Wall Lake Community Building, 202 W. 2nd Street, Wall Lake, Iowa. Registration for the 2008 Annual Meeting will begin at 6:00 p.m. The 2008 Annual Meeting will commence at approximately 7:00 p.m. The purposes of the meeting are to: (1) elect two (2) Directors to our Board of Directors; (2) approve the proposed amendment to the Amended and Restated Operating Agreement; and (3) transact such other business as may properly come before the 2008 Annual Meeting or any adjournments thereof. The Board of Directors recommends a vote FOR the election of its nominees for Directors and FOR the amendment to the Amended and Restated Operating Agreement.
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This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting;

•	The proxy statement, proxy card and annual report to Members are available at www.westerniowaenergy.com under the “Proxy Materials” tab; and

•
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (712) 664-2173 or emailing Joe Neppl at joe.neppl@westerniowaenergy.com on or before Monday, April 7, 2008, to facilitate timely delivery.

If you have any questions regarding the information in the proxy statement or completion of the proxy card located on our website at www.westerniowaenergy.com under the “Proxy Materials” tab, or if you need directions to attend the meeting and vote in person, please call Joe Neppl in our office at (712) 664-2173 or email him at joe.neppl@westerniowaenergy.com.
Only Members listed on the Company’s records at the close of business on March 1, 2008 are entitled to notice of the 2008 Annual Meeting and to vote at the 2008 Annual Meeting and any adjournments thereof. For your proxy card to be valid, it must be received by the Company no later than 5:00 p.m. on Friday, April 11, 2008.
All Members are cordially invited to attend the 2008 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly sign, date and return the proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the meeting. The proxy card will not be used if you attend and vote at the meeting in person. You may fax the proxy card to the Company at (712) 664-2183 or mail it to us at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466.
By order of the Board of Directors,
William J. Horan
Chairman of the Board
Wall Lake, Iowa
March 5, 2008

WESTERN IOWA ENERGY, LLC
1220 S. Center Street
P.O. Box 399
Wall Lake, Iowa 51466
Proxy Statement
Annual Meeting of Members
Monday, April 14, 2008
7:00 p.m.
The enclosed proxy is solicited by the Board of Directors of Western Iowa Energy, LLC (the “Company” or “Western Iowa Energy”) for use at the 2008 Annual Meeting of Members of the Company to be held on Monday, April 14, 2008 (the “2008 Annual Meeting”), and at any adjournment thereof. The 2008 Annual Meeting will be held at the Wall Lake Community Building, 202 W. 2nd Street, Wall Lake, Iowa. Registration for the 2008 Annual Meeting will begin at 6:00 p.m. The 2008 Annual Meeting will commence at approximately 7:00 p.m. This solicitation is being made by posting on the Company’s website (www.westerniowaenergy.com); however, the Company may also use its officers, Directors, and employees (without providing them with additional compensation) to solicit proxies from Members in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card via access on the Company’s website (www.westerniowaenergy.com) is scheduled to begin on or about March 5, 2008. Delivery of the proxy card via U.S. Mail is scheduled to begin on or about March 15, 2008.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:	The Company is soliciting your proxy vote at the 2008 Annual Meeting because you were a Member of the Company at the close of business on March 1, 2008, the record date, and are entitled to vote at the meeting.

Q:	When and where is the 2008 Annual Meeting?

A:	The 2008 Annual Meeting will be held on Monday, April 14, 2008 at the Wall Lake Community Building, 202 W. 2nd Street, Wall Lake, Iowa. Registration for the 2008 Annual Meeting will begin at 6:00 p.m. The 2008 Annual Meeting will commence at approximately 7:00 p.m.

Q:	What am I voting on?

A:	You are voting on:
•	The election of two (2) Directors; and

•	The approval of one (1) amendment to the Amended and Restated Operating Agreement (the “Operating Agreement”).
The Board of Directors recommends a vote FOR the election of its nominees for Directors and FOR the amendment to the Operating Agreement.

Q:	What is the effect of the amendment to the Operating Agreement if passed?

The approval of the amendment to the Operating Agreement will allow one person to hold both the offices of President/CEO and Chairman of the Board. If this amendment is not approved, someone other than the Chairman of the Board must be appointed as President/CEO of the Company.

Q:	How many votes do I have?

A:	On any matter which may properly come before the meeting, each Member entitled to vote will have one vote for each membership unit owned of record by such Member as of the close of business on March 1, 2008.

Q:	Do I have dissenters’ rights?

A:	Pursuant to Section 6.15 of the Operating Agreement, Members have no dissenters’ rights. Dissenters’ rights are generally the right of a security holder to dissent from and obtain the fair value of their securities in certain events, such as mergers, share exchanges, and certain amendments to the organizational documents of a company.

Q:	What is the voting requirement to elect the Directors?

A:	In the election of Directors, the two nominees receiving the greatest number of votes relative to the other nominees will be elected. The presence (in person or by proxy) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the election of Directors.

Q:	What is the voting requirement to approve the amendment to the Operating Agreement?

A:	Provided a quorum of at least twenty-five percent (25%) of the Membership Voting Interests is present (in person or by proxy), the affirmative vote by a majority of the Membership Voting Interests represented at the 2008 Annual Meeting (whether in person or by proxy) will result in the amendment being approved.

Q:	How many membership units are outstanding?

A:	At the close of business on March 1, 2008, there were 26,447 outstanding membership units. This means that there may be 26,447 votes on any matter.

Q:	What is the effect of an abstention?

A:	Abstentions will be counted when determining whether a quorum is present. Abstentions for Director elections, however, will not be counted either for or against any nominee because Directors are elected by plurality vote, meaning that the nominees receiving the most votes relative to the other nominees in the group will be elected. Because amendments to the Operating Agreement must be approved by the affirmative vote of a majority of the Membership Voting Interests represented at the 2008 Annual Meeting, abstentions will have the effect of a vote against the amendment.

Q:	How do I vote?

A:	Membership units can be voted only if the holder of record is present at the 2008 Annual Meeting either in person or by proxy. You may vote using any of the following methods:

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Proxy Card. The enclosed proxy card is a means by which a Member may authorize the voting of his, her, its or their membership units at the 2008 Annual Meeting. The membership units represented by each properly executed proxy card will be voted at the 2008 Annual Meeting in accordance with the Member’s directions. The Company urges you to specify your choices by marking the appropriate boxes on your proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466 or fax the proxy card to the Company at (712) 664-2183. In order for your vote to count, the Company must receive it by 5:00 p.m. local time on Friday, April 11, 2008.

•	In person at the 2008 Annual Meeting. All Members of record as of March 1, 2008 may vote in person at the 2008 Annual Meeting.
If membership units are owned jointly by more than one person, both persons must sign the proxy card in order for the units to be counted in the election of Directors or for the approval of the amendment to the Operating Agreement.

Q:	What can I do if I change my mind after I vote my units?

A:	You may revoke your proxy by:
•	Voting in person at the 2008 Annual Meeting;

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Giving personal or written notice of the revocation, which is received by William J. Horan, Chairman of the Company’s Board of Directors, at the Company’s offices at 1220 S. Center Street, Wall Lake, Iowa 51466 by 5:00 p.m. local time on Friday, April 11, 2008; or

•	Giving personal or written notice of the revocation to the Company’s Secretary, Kevin Ross, at the commencement of the 2008 Annual Meeting.

Q:	What happens if I mark too few or too many boxes on the proxy card?

A:	If you do not mark any choices for Directors on the proxy card, then your votes will be deemed a vote FOR those nominees recommended for election by the Board of Directors. If you mark fewer than two (2) choices for Directors, the proxies will vote your units ONLY for the persons you mark as your choices.

If you fail to mark a vote, then the proxies solicited by the Board of Directors will be voted FOR the amendment to the Operating Agreement. If you do not submit a proxy card or attend the meeting, your vote will not be counted as a vote either for or against the amendment.

If you mark contradicting choices on your proxy card, such as a mark both for and against a proposed amendment to the Operating Agreement, then your units will not be counted either for or against such proposal.

Your units will be included in the determination of whether a quorum is present even if you abstain from voting. If you do not submit a proxy card or attend the meeting, your units will not be counted as present at a meeting for purposes of determining whether a quorum is present.

Q:	Who can attend the 2008 Annual Meeting?

A:	All Members as of the close of business on the record date, which is March 1, 2008, may attend the 2008 Annual Meeting.

Q:	What is the Record date for the 2008 Annual Meeting?

A:	March 1, 2008.

Q:	Who will count the votes?

A:	All votes will be tabulated by the inspector of election appointed for the 2008 Annual Meeting, which will be an administrative employee of the Company, and observed by our auditor. The inspector of election will separately tabulate affirmative and negative votes and abstentions.

Q:	What constitutes a quorum?

A:	The presence in person or by proxy of persons holding at least 25% of the issued and outstanding units is required to constitute a quorum. On March 1, 2008 the Company had 26,447 issued and outstanding membership units; therefore, the presence of 6,612 membership units will constitute a quorum for the election of Directors and approval of the amendment to the Operating Agreement. If you submit a proxy or appear at the meeting, then your units will be counted in determining whether a quorum is present at the 2008 Annual Meeting.

Q:	Who is paying for this proxy solicitation?

A:	The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

Q:	How do I nominate a candidate for election as a Director at next year’s Annual Meeting?

A:	Nominations for Director seats are made by the Board of Directors or by a nominating committee appointed by the Board of Directors. In addition, a Member may nominate a candidate for Director by following the procedures explained in this proxy statement on Page 13 and Section 5.3 of the Operating Agreement, as may be amended from time to time. Section 5.3 of the Operating Agreement requires that written notice of a Member’s intent to nominate an individual for Director must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 60 days nor more than 90 days prior to the Annual Meeting of the Company. At this time, we anticipate that the 2009 Annual Meeting will be held on approximately April 13, 2009.

Q:	What is a Member proposal?

A:	A Member proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the Company’s Members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for Members to vote on the matter via the proxy card. The deadlines and procedures for submitting Member proposals are explained below on Page 13 of this proxy statement. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are Member proposals and Director nominations due for the 2009 Annual Meeting?

A:	We intend to hold our 2009 Annual Meeting on or about April 13, 2009. In order to be considered for inclusion in next year’s proxy statement, Member proposals must be submitted in writing to the Company by December 15, 2008. The Company suggests that proposals for the 2009 Annual Meeting of Members be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act of 1934.

Members who intend to present a proposal at the 2009 Annual Meeting of Members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than March 2, 2009. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a Member proposal intended to be submitted to the 2009 Annual Meeting of Members by March 2, 2009, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal. See page 13 of this proxy statement for further discussion on Member proposals and Director nominations.

PROPOSAL TO BE VOTED UPON
Approval of Amendment #1 to the Amended and Restated Operating Agreement
to Allow the Offices of Chairman and President/CEO to be held by One Person
Currently, the offices of Chairman of the Board and President/CEO of the Company are held by William J. Horan. The Operating Agreement provided that after the Company’s facilities were complete, the Board of Directors was to appoint someone other than the Chairman of the Board to serve as President/CEO of the Company. This provision was included in the Operating Agreement under the assumption that the Chairman would preside over the meetings of the Board of Directors and the Members and handle the administration of meetings of the Board of Directors, and that the President/CEO would manage the day-to-day operations of the Company and its biodiesel plant. However, subsequent to the date on which the Operating Agreement was originally adopted, the Company entered into a Management and Operational Services Agreement with Renewable Energy Group, Inc. (“REG”), which requires REG to provide us with a General Manager to manage the operations of the biodiesel plant. Pursuant to this agreement, Larry Breeding has been selected by REG to be the Company’s General Manager. In fulfilling his duties as General Manager, Mr. Breeding has assumed the management of the day-to-day activities of the biodiesel plant. Therefore, the Board of Directors believes that it is unnecessary and inefficient to require two separate individuals to fill the offices of Chairman of the Board and President/CEO when one individual could adequately and more efficiently fulfill both roles. The Board of Directors is proposing this amendment so that one individual can serve in the capacity of both Chairman of the Board and President/CEO. This person would (i) fulfill the duties of Chairman of the Board of Directors by presiding over meetings of the Board of Directors and the Members and administering the meetings of the Board of Directors, and (ii) fulfill the duties of the President/CEO of the Company by performing managerial tasks that are not currently performed by the General Manager, such as signing the certifications required by the Company’s SEC filings and assisting with the preparation of such filings.
Accordingly, it is proposed that the Company amend the Operating Agreement to delete in its entirety the language that is stricken below and add the language bolded below, thus allowing one individual to serve as both Chairman and President/CEO:
5.14 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the ~~interim~~ President and Chief Executive Officer (“CEO”) of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. ~~The Director shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President~~ The President and/or Chairman, as the case may be, shall perform such duties as the Directors may from time to time prescribe.~~, including without limitation, the management of the day-to-day operations of the Facilities~~.
Following the deletion of the language identified above, Section 5.14 would read as follows:
5.14 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the President and Chief Executive Officer (“CEO”) of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The President and/or Chairman, as the case may be, shall perform such duties as the Directors may from time to time prescribe.
Required Vote and Board Recommendation
If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at the 2008 Annual Meeting (in person or by proxy) and entitled to vote on the matter shall constitute the act of the Members. As indicated on the enclosed proxy card, if you fail to mark a vote, the proxies solicited by the Board of Directors will be voted FOR the amendment to the Operating Agreement. If you mark contradicting choices on your proxy card such as a vote both for and against the proposed amendment, your vote will have the effect of a vote against the amendment to the Operating Agreement. If you abstain, your units will be included in the determination of whether a quorum is present. However, your abstention will have the effect of a vote against the amendment to the Operating Agreement. If you do not submit a proxy card or attend the 2008 Annual Meeting, the proxies solicited by the Board of the Directors will not be counted as a vote for or against the amendment to the Operating Agreement. An abstention will have the effect of a vote against the amendment to the Operating Agreement.
THE BOARD OF DIRECTORS HAS APPROVED THIS AMENDMENT TO THE OPERATING AGREEMENT AND RECOMMENDS A VOTE FOR THE AMENDMENT.
ELECTION OF DIRECTORS
Twelve (12) initial Directors, all of whom were appointed by the initial Members, served as our initial Board of Directors. The initial term for these Directors was to end upon the first annual or special meeting of the Members following substantial completion of the construction of the Company’s facilities, and in all cases when successor Directors were elected and qualified. Our facilities were substantially complete in May 2006, therefore, the August 12, 2006 election of Directors terminated the initial terms of the twelve (12) Directors. Pursuant to our Operating Agreement, after the expiration of the terms of the initial Directors, we elected a Board consisting of seven (7) Directors at the 2006 Annual Meeting. Pursuant to our Operating Agreement, the Board passed a resolution dividing the Board into three (3) groups which will serve staggered terms until 2007, 2008, or 2009.
At the 2006 Annual Meeting Nile Ramsbottom and Wayne Seaman were elected Group I Directors, with a one year term. Warren Bush and Kevin Ross were elected Group II Directors with a two year term. Additionally, John Geake, William Horan and Dennis Mauser were elected Group III Directors with a three year term. At our 2007 Annual Meeting Nile Ramsbottom and Wayne Seaman were reelected as Group I Directors and each will serve a three year term.
The Board of Directors has nominated Warren Bush and Kevin Ross for reelection as Group II Directors. The Board of Directors is recommending Warren Bush and Kevin Ross be reelected as Directors by the Members. All nominees have indicated their willingness to serve as Directors if elected. The two nominees receiving the highest vote totals will be elected as Directors of the Company at the 2008 Annual Meeting, provided a quorum is present. The two nominees elected as Group II Directors will serve for a three year term, until 2011.
Required Vote and Board Recommendation
If a quorum is present, the two nominees receiving the greatest number of votes relative to the other nominees will be elected as Directors. As indicated on the enclosed proxy card, if you do not mark any choices for the Directors on the proxy card, the proxies solicited by the Board of Directors will be voted FOR the Board of Directors’ nominees. If you mark fewer than two (2) choices for Directors, the proxies will vote your units ONLY for the persons you mark as your choices. If you abstain, your units will be included in the determination of whether a quorum is present. However, your abstention will not be counted either for or against any nominee because Directors are elected by plurality vote, meaning that persons receiving the most votes relative to the other nominees will be elected. If you do not submit a proxy card or attend the 2008 Annual Meeting, it will not be counted as a vote either for or against any nominee.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTORS.
Information About Current Directors and Nominees
The following table contains certain information with respect to the Director nominees and Directors, including those persons currently serving as Directors and persons nominated for election at the 2008 Annual Meeting of Members:

Name and Principal		Year First Became A
Occupation	Age	Director	Term Expires
Warren Bush, Attorney	60	2004	2008
John Geake, Farmer	48	2004	2009
William Horan, Farmer	60	2004	2009
Dennis Mauser, Farm Manager	59	2004	2009
Nile Ramsbottom, President and Chief Executive Officer of Renewable Energy Group, Inc.	63	2006	2010
Kevin Ross, Farmer	27	2004	2008
Wayne Seaman, Consultant	69	2006	2010
Biographical Information About Nominees
Warren Bush, Director — Age 60
Warren Bush has served as a Director since our inception. Mr. Bush is a licensed attorney in both Iowa and Arizona. Mr. Bush has served as a Judicial Magistrate for the State of Iowa since July of 1986. He is also a self-employed attorney and practices out of offices in Wall Lake and Dunlap. Mr. Bush currently serves on a variety of boards, including The Biodiesel Group, LLC; and the following public reporting companies: Iowa Renewable Energy, LLC; Western Dubuque Biodiesel, LLC and Central Iowa Energy, LLC. He is a principal in Bush Boys’ Enterprises, LLC, Bush Boys, Inc. and Front Row Racing Stable, Ltd.
Kevin Ross, Director and Secretary — Age 27
Kevin Ross has served as a Director since our inception and has been our secretary since August 2006. For more than 7 years, Mr. Ross has been a farmer/rancher in Minden, Iowa where he operates a 600 acre farm and 60 head cow/calf operation. Mr. Ross has a degree in Agricultural Studies from Iowa State University and serves on two committees for the Iowa Corn Growers’ Association. Kevin also serves as a director for Windy Hill Farms, Inc. and Ross Valley Farms, L.L.C.
Biographical Information About Non-Nominee Directors and Officers
John Geake, Vice Chairman — Age 48
John Geake has served as a Director since our inception. He served as our Chief Executive Officer from inception to August 2006. Mr. Geake currently serves as Vice Chairman. Mr. Geake is a fourth-generation farmer operating a 1200 acre row crop farm in southern Sac County, Iowa. He also operates a 500 head farrow to finish swine operation. John formerly served on the Wall Lake School Board, and currently serves on the Twilight Acres Board of Directors. John also serves as an officer on the Wall Lake Fire Department.
William Horan, Chairman and President — Age 60
William Horan has served as a Director since our inception. Mr. Horan has been a farmer for 35 years. He is a partner in Horan Brothers Agricultural Enterprises in Rockwell City, Iowa. Mr. Horan is past president of the Iowa Corn Growers Association and sits on the board of directors of Natural Resource Solutions, LLC; Truth about Trade; ISU Research Park board of directors; the USDA DOE Technical Advisory Committee; The Biodiesel Group, LLC; and the following public reporting companies: Iowa Renewable Energy, LLC; Western Dubuque Biodiesel, LLC; and Central Iowa Energy, LLC.
Dennis Mauser, Treasurer — Age 59
Dennis Mauser has served as a Director since our inception. Mr. Mauser has farmed for more than thirty-six years in Buena Vista County and Sac County, Iowa. His 900 acre operation includes corn, soybeans and popcorn; he also manages a cow-calf herd. He formerly served as President of the Iowa Farm Bureau Young Members and on the Schaller Community School Board. He currently serves as President of Sac County Rural Electric Cooperative and is a member of the board of directors of The Biodiesel Group, LLC; and the following public reporting companies: Iowa Renewable Energy, LLC; Western Dubuque Biodiesel, LLC; and Central Iowa Energy, LLC.

Nile Ramsbottom, Director — Age 63
Nile Ramsbottom has served as a Director since August 2006. Mr. Ramsbottom has more than 35 years of experience in value-added agriculture and currently serves as President of Renewable Energy Group, Inc. (“REG, Inc.”) of Ames, Iowa. Mr. Ramsbottom previously served as Executive Vice President of Soy and Nutrition for West Central Cooperative where he established West Central Cooperative as a leader in the emerging biodiesel industry. Nile also serves as a director for Simmons Foods of Siloan Springs, Arkansas.
Wayne Seaman, Director — Age 69
Wayne Seaman has served as a Director since August 2006. Mr. Seaman has more than 43 years of experience in value-added agriculture and served as Chief Executive Officer of West Central Cooperative of Ralston, Iowa for 28 years. Upon his retirement from West Central Cooperative in 2000, Mr. Seaman formed Seaman Enterprises which advises companies on a variety of business related issues, including, mergers and acquisitions, board planning, education, and financial management. Mr. Seaman currently serves on the Board of Directors for CoBank, Home State Bank, FC Feeds, Highway Farms and St. Anthony Hospital Foundation.
Biographical Information About Significant Employees
Larry Breeding, General Manager—Age 61
Pursuant to the Management and Operational Services Agreement we entered into with REG, Inc., REG, Inc. supervises and directs the general operations of the plant, including hiring and employing a full-time general manager, who is based on site at our plant and who works exclusively for us. Accordingly, the general manager is not our employee. REG, Inc. hired Larry Breeding as the general manager of our plant in October of 2006. Mr. Breeding has worked with REG, Inc. and its affiliates since June 2005. Prior to his employment with REG, Inc., Mr. Breeding owned Gulf Coast Unit Tower Specialists, a consulting firm for petroleum and petrochemical operators.
Joe Reed, Operations Manager-Age 62
Pursuant to our Management and Operational Services Agreement with REG, Inc., REG, Inc. provides us with a full-time operations manager, who is based on site at our plant and who works exclusively for us. REG, Inc. hired Joe Reed as the operations manager of our plant. Prior to his employment with REG, Inc. and its affiliates, Mr. Reed was employed by Well’s Dairy, Inc. in LeMars, Iowa.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
No person or entity, including our officers and Directors, currently beneficially owns more than 5% of our membership units.

SECURITY OWNERSHIP OF MANAGEMENT
As of March 1, 2008, members of our Board of Directors, executive officers and director nominees beneficially own membership units as follows:

		Amount and Nature
	Name and Address of Beneficial	of Beneficial	Percent of
Title of Class	Owner	Ownership	Class
Membership Units	John Geake, Vice Chairman and Director 3764 Needham Avenue Wall Lake, IA 51466	320	1.21%
Membership Units	Warren Bush, Director and Director Nominee(1) 101 Boyer Wall Lake, IA 51466	400	1.51%
Membership Units	William Horan, Chairman and Director(2) 3220 — 240th Street Rockwell City, IA 50579	110	0.42%
Membership Units	Dennis Mauser, Treasurer and Director 1940 — 190th Street Early, IA 50535	225	0.85%
Membership Units	Kevin Ross, Secretary, Director and Director Nominee(3) 25426 — 320th Street Minden, IA 51553	240	0.91%
Membership Units	Nile Ramsbottom, Director (4) 502 Hillcrest Place Jefferson, Iowa 50129	1,000	3.78%
Membership Units	Wayne Seaman, Director 1827 N. West Street Carroll, Iowa 51401	34	0.13%
Totals		2,329	8.81%

(1)	Warren Bush is a principal owner of Bush Boys Enterprises, LLC. All of the membership units beneficially owned by Warren Bush are held in the name of Bush Boys Enterprises, LLC.

(2)	William Horan is a principal owner of Horan Brothers. William Horan owns 50 units directly and 60 units indirectly through Horan Brothers.

(3)	Kevin Ross is a principal owner of Windy Hill Farms, Inc. Kevin Ross owns 30 units directly and 210 units indirectly through Windy Hill Farms, Inc.

(4)	Nile Ramsbottom is the President and CEO of REG, Inc. and controls the 1,000 membership units owned by REG Ventures, LLC, a wholly owned subsidiary of REG, Inc.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and Directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and Directors, all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2007.
BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
The Board of Directors generally meets once per month. The Board of Directors held 12 regularly scheduled meetings during the fiscal year ended December 31, 2007. All of the Directors attended at least 75% of the meetings of the Board of Directors during the fiscal year ended December 31, 2007.
The Board of Directors does not have a formal process for holders of membership units to send communications to the Board of Directors. The Board of Directors feels this is reasonable given the accessibility of our Directors. Members desiring to communicate with the Board of Directors may do so by contacting a Director via our website, fax, phone or in writing.
The Board of Directors does not have a policy with regard to Directors’ attendance at annual meetings. All of our Directors attended the 2007 Annual Meeting.

Board Independence
We do not have a majority of independent Directors as defined by NASDAQ Rule 4200. The independent Directors include Warren Bush (chairman of the audit committee) and Wayne Seaman (member of the audit committee). William Horan, Dennis Mauser, John Geake (member of audit committee) and Kevin Ross are not considered independent under NASDAQ Rule 4200 due to their status as Chairman, Vice-Chairman, Secretary and Treasurer of the Company, respectively. Nile Ramsbottom is the Chief Executive Officer of REG, Inc, our general contractor, to which we paid over $30,000,000 during the last three fiscal years and is not considered to be an independent director as defined by NASDAQ Rule 4200.
In making the determination that Warren Bush and Wayne Seaman are independent Directors pursuant to NASDAQ Rule 4200, the Board relied upon Annual Director and Officer Questionnaires provided by the Directors and other knowledge the Board may have had. The Board considered the fact Wayne Seaman received fees for consulting services from the Company in 2005; however, this amount was not in excess of the $60,000 limitation for independence.
Audit Committee
The Company became a reporting organization with the SEC in July 2006 with the filing of a registration statement on Form 10-SB. Prior to this time, the entire Board of Directors acted as the audit committee for the Company. The Board of Directors created an audit committee in July 2006 which operates under a charter adopted by the Board of Directors in July 2006. Under the charter, the audit committee must have at least three members. The Board of Directors appointed Warren Bush, John Geake and Wayne Seaman to the audit committee. In June 2007, the Board of Directors appointed John Morrow to act as the financial expert on our audit committee. Warren Bush is the Chairman of the audit committee. The audit committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, a majority of our audit committee, Warren Bush, John Morrow and Wayne Seaman, is independent within the definition of independence provided by NASDAQ rules 4200 and 4350. John Geake is not an independent member of our audit committee as he is an executive officer of the Company.
John Morrow serves as our audit committee financial expert. Mr. Morrow is a Certified Public Accountant licensed in the state of Iowa. Mr. Morrow’s experience includes assisting clients in various areas, including, selection of entity, implementing initial accounting systems, training, preparing monthly and annual statements, payroll, and detail analysis. In addition, Mr. Morrow has been engaged by various entities such as agricultural-related companies dealing in grain and agriculture products, utilities, financial institutions, non profit organizations, regional council of governments, regional housing authority, county schools and local political subdivisions to provide auditing services. Mr. Morrow has a wide range of experience in taxation, including taxation of C corporations, S corporations, limited liability companies, partnerships, nonprofit organizations, individual payroll, employee benefits plans and sales and use taxes. Mr. Morrow is paid $125 per hour for his services. Mr. Morrow is an independent member of our audit committee.
The audit committee met nine times in fiscal year ended December 31, 2007 to discuss audit related issues. All of our audit committee members attended at least 75% of the audit committee meetings, except John Morrow who was not appointed until June 2007. Mr. Morrow attended at least 75% of the audit committee meetings held after his appointment.
Audit Committee Report
Warren Bush, John Geake and Wayne Seaman acted as members of the audit committee for the fiscal year ended December 31, 2007. John Morrow has acted as a member of the audit committee since June 2007. The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

The audit committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The audit committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2007. The audit committee has discussed with Eide Bailly LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The audit committee has received and reviewed the written disclosures and the letter to management from Eide Bailly LLP as required by Independence Standards Board Standard No. 1, and has discussed with such independent registered public accounting firm their auditors’ independence. The audit committee has considered whether the provision of services by Eide Bailly LLP, not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Form 10-QSB, are compatible with maintaining Eide Bailly LLP’s independence.
Based on the reviews and discussions referred to above, the audit committee determined that the audited financial statements referred to above should be included in the Annual Report accompanying this proxy statement for the fiscal year ended December 31, 2007.
Audit Committee
Warren Bush
John Geake
Wayne Seaman
John Morrow
Independent Registered Public Accounting Firm
The audit committee selected Eide Bailly LLP as the Company’s independent registered public accountants for the fiscal year January 1, 2007 to December 31, 2007. A representative of Eide Bailly LLP is expected to be present at the 2008 Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
Audit Fees
The aggregate fees billed by the principal independent registered public accounting firm Eide Bailly LLP to the Company for the fiscal years ended December 31, 2006 and 2007 are as follows:

	Fiscal
Category	Year	Fees
Audit Fees (1)	2007	$87,000	(2)
	2006	$74,515
Audit-Related Fees (3)	2007	$11,678
	2006	—
Tax Fees	2007	—
	2006	—
All Other Fees (4)	2007	$1,560
	2006	—

(1)	Audit fees include review of regulatory filings, quarterly financial statement reviews and research and consultation related to financial statement and filings.

(2)	Audit fees for 2007 are estimated.

(3)
Audit related fees include meetings regarding Sarbanes Oxley compliance with the Company’s consultant and agreed upon procedures related to the Management and Operational Services Agreement with REG, Inc.

(4)	Fees related to observation of election proceedings at the 2007 Annual Meeting of Members.

Prior to engagement of its principal independent registered public accounting firm to perform audit services for the Company, such firm was pre-approved by the audit committee.
One hundred percent (100%) of all audit services, were pre-approved by our audit committee.
Nominating Committee
The Board of Directors has acted as the nominating committee for the Company and no separate nominating committee has been formed to date. The Board of Directors, acting as the nominating committee, did not meet during the fiscal year ended December 31, 2007. Based upon the size of the Company and the Board’s familiarity with the Company since its inception, the Board also has determined that each of the Directors is qualified to suggest nominees for consideration to the nominating committee. Pursuant to our Operating Agreement, nominations for Group II Directors are to be nominated and elected at our 2008 Annual Meeting. The Board of Directors, when acting as the nominating committee, is generally responsible for:
•	Developing a nomination process for candidates to the Board of Directors;

•	Establishing criteria and qualifications for membership to the Board of Directors;

•	Identifying and evaluating potential Director nominees;

•	Filling vacancies on the Board of Directors; and

•	Recommending nominees for election or re-election.
The Board of Directors, when fulfilling the duties of a nominating committee, does not operate under a charter and it does not have a policy with regard to the consideration of any Director candidates recommended by Members. The Board of Directors believes that this is appropriate since our Operating Agreement provides a procedure pursuant to which Members may nominate Directors. In the future, the Board of Directors may establish a nominating committee and may establish a charter and develop policies and procedures for evaluating potential Director candidates, whether presented by Members or selected by the nominating committee. The nominating committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, with the exception of William Horan, John Geake, Dennis Mauser and Kevin Ross, who each serve as an executive officer of the Company, all of the members of our Board of Directors are independent within the definition of independence provided by NASDAQ Rule 4200.
Compensation Committee
The Board of Directors has not established a committee specifically entitled “compensation committee.” However, the executive committee of the Board of Directors, established in 2005, currently in place performs the same tasks usually performed by a compensation committee. It does not operate under a charter and it does not have a policy with regard to the evaluation and determination of compensation for Directors and executive officers. The executive officers of the Company, William Horan, John Geake, Dennis Mauser and Kevin Ross, currently comprise our executive committee. The executive committee has responsibility with respect to proposing and evaluating the compensation of the Company’s chief executive officer and oversees the compensation of our other executive officers and Directors. The Board of Directors has the overall responsibility for approving our Director and executive compensation plans, policies and programs. The executive committee did not meet during fiscal year ended December 31, 2007. However, the Board of Directors held two (2) meetings during the fiscal year ended December 31, 2007 in which Director compensation was addressed. None of the Directors on the executive committee are independent within the definition of independence provided by NASDAQ Rule 4200, due to their status as officers of the Company. Because each member of the executive committee is an executive officer, they each have a role in proposing and evaluating the compensation of Directors and officers.
NOMINATIONS FOR DIRECTOR POSITIONS AND MEMBER PROPOSALS
Nominations for Director Positions
Nominations for the election of Directors may be made by any Member entitled to vote generally in the election of Directors. In accordance with our Amended and Restated Operating Agreement, a Member desiring to nominate one or more persons for election as a Director must submit written notice of such intent either by personal delivery or regular mail to the Secretary of Western Iowa Energy at least 60 days, but no more than 90 days, prior to the annual meeting.

This notice must contain: (i) the name and address of the Member who intends to make the nomination; (ii) a representation that the Member is a holder of units of Western Iowa Energy entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member; (v) such other information regarding each nominee proposed by the Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of Western Iowa Energy if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of our outstanding units that clearly sets forth the proposed candidate as a nominee of the Director’s seat to be filled at the next election of Directors. If a presiding officer at a meeting of the Members determines that a nomination is not made in accordance with this procedure, the officer must declare that the nomination was defective and therefore must be disregarded.
Member Proposals
In order to be considered for inclusion in our 2009 Annual Meeting proxy statement, member proposals must be submitted in writing to the Company by December 15, 2008 (approximately 120 days prior to the estimated date for the 2009 Annual Meeting). The Company suggests that proposals for the 2009 Annual Meeting of the Members be submitted by certified mail, return receipt requested.
Members who intend to present a proposal at the 2009 Annual Meeting of Members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than March 2, 2009 (approximately 45 days prior to the estimated date for the 2009 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
If the Company does not receive notice of a member proposal intended to be submitted to the 2009 Annual Meeting by March 2, 2009, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if the Company does not receive notice of a member proposal intended to be submitted to the 2009 Annual Meeting by March 2, 2009, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following is a discussion of the transactions we have engaged in during the past three years or plan to engage in with related parties:
Consulting Agreement with Wayne Seaman
In February 2005, we entered into a consulting agreement with Seaman Enterprises in which Wayne Seaman is the sole owner. The term of the agreement continued until it was terminated by the Company, in its sole discretion. Pursuant to the agreement, Mr. Seaman agreed to assist us in negotiating contracts with various service and product providers; assist in the planning of our equity marketing effort; and assist in the administration of our project. Mr. Seaman was paid $100 per hour for services rendered by Seaman Enterprises and $25 per hour for any secretarial services provided by Seaman Enterprises. Mr. Seaman used the payment for services to invest in our 2005 equity drive and purchased 9 of our membership units. Mr. Seaman purchased an additional 25 of our membership units for a total of 34 membership units. Mr. Seaman did not receive any compensation under this agreement during the fiscal years ended December 31, 2006 and 2007, respectively.

Agreement with Renewable Energy Group, LLC
We entered into a design-build agreement with our general contractor, REG, Inc. and we paid REG, Inc. over $30,000,000 under this agreement. In 2005, we entered into an oral agreement with REG, Inc. The agreement required us to issue 1,000 membership units in a private placement to REG in exchange for a $1,000,000 deduction from the final retainage payable to REG. In July 2006, we issued 500 membership units to REG. The remaining 500 units were issued to REG on January 25, 2007 (effective December 31, 2006). Nile Ramsbottom is the President of REG, Inc. and also one of our Directors.
On May 9, 2005, we entered into a Management and Operational Services Agreement with West Central Cooperative to provide overall management, sales and marketing and feedstock procurement services to our plant. On September 21, 2006, West Central assigned the agreement to REG, Inc. in which REG, Inc. agreed to perform all duties and discharge all obligations as set forth in the Management and Operational Services Agreement. As defined in the Management and Operational Services Agreement, we pay a fee based upon the number of gallons of biodiesel produced for compensation for our General Manager and Operations Manager who are provided by REG, Inc. In addition, we pay REG, Inc. a monthly feedstock procurement fee based upon the amount of feedstock procured and a chemical procurement fee based upon the amount of biodiesel we produce monthly. Our marketing fee for biodiesel, glycerin and fatty acids is based upon the number of gallons of biodiesel marketed monthly. Finally, we are required to pay a yearly income bonus equal to a certain percentage of our net income as defined in the Management and Operational Services Agreement.
Transactions with the Western Iowa Energy Board of Directors — Compensation Arrangement
The Board of Directors passed a resolution in September 2006 authorizing the Company to compensate each Director at a rate of $1,000 per Board meeting and $75 per hour for other business done on the Company’s behalf, with a maximum of $500 per day. On April 19, 2007, the Board of Directors voted to compensate the Chairman of the Board of Directors, for his services to the Company at the rate of $1,000 per month. Subsequently, on September 27, 2007, the Board of Directors approved a resolution modifying Director compensation. Effective October 1, 2007, (i) each member of the Board of Directors receives $500 for each Board meeting the Director attends; (ii) should the Company meet all of its loan covenants in any year, each Director will receive an additional $250 per month payable retroactively; and (iii) should the Company realize an annual return on investment of 15% or more, each Director will receive an additional $250 per month payable retroactively. In all other respects, the Company’s Director compensation policy remains unchanged. See “EXECUTIVE COMPENSATION” and “DIRECTOR COMPENSATION”, below, for information regarding the compensation awarded to our Directors under this compensation arrangement for our fiscal year ended 2007.
We currently do not have a compensatory security option plan for our executive officers and Directors in place. Further, none of our Directors or officers has any options, warrants, or other similar rights to purchase securities of the Company.
EXECUTIVE COMPENSATION
William Horan is currently serving as our Chairman and President. John Geake is currently serving as our Vice-Chairman. Dennis Mauser is currently serving as our Treasurer and Kevin Ross is currently serving as our Secretary.
Summary Compensation Table
The following table sets forth all compensation paid or payable by the Company during the last fiscal years to our President William Horan. As of December 31, 2007, none of our officers had any options, warrants, or other similar rights to purchase securities of the Company.

Name and
Principal		Fees Earned or		All Other
Position	Year	Paid In Cash(1)(2)	Bonus	Compensation(3)	Total
William Horan,	2007	$19,500	$0	$2,296	$21,796
Chairman and President	2006	$4,000	$0	$0	$4,000

(1)
Pursuant to a compensation policy approved by the Board of Directors in April 2007, William Horan, in his capacity as Chairman and President of the Company, received compensation in the amount of $1,000 per month. This compensation policy is currently in effect for the 2008 fiscal year.

(2)
Pursuant to a compensation policy approved by the Board of Directors in September 2006, William Horan, in his capacity as a Director, received a fee of $1,000 per meeting attended and $75 per hour for other business done on the Company’s behalf, with a maximum of $500 per day through September 2007. Effective October 1, 2007, William Horan, in his capacity as a Director, received a fee of $500 per meeting attended. This compensation policy is currently in effect for the 2008 fiscal year.

(3)	Includes reimbursement at the standard IRS rate for mileage incurred in connection with services rendered to the Board of Directors and the Company.
DIRECTOR COMPENSATION
Our Board of Directors is compensated pursuant to a compensation policy approved by our Board of Directors in September 2006. In September 2006, our Board of Directors passed a resolution authorizing the Company to compensate each Director at a rate of $1,000 per Board meeting and $75 per hour for other business done on the Company’s behalf, with a maximum of $500 per day. On April 19, 2007, the Board of Directors voted to compensate the Chairman of the Board of Directors, for his services to the Company at the rate of $1,000 per month. Subsequently, on September 27, 2007, the Board of Directors approved a resolution modifying Director compensation. Effective October 1, 2007, (i) each member of the Board of Directors receives $500 for each Board meeting the Director attends; (ii) should the Company meet all of its loan covenants in any year, each Director will receive an additional $250 per month payable retroactively; and (iii) should the Company realize an annual return on investment of 15% or more, each Director will receive an additional $250 per month payable retroactively. In all other respects, the Company’s Director compensation policy remains unchanged. In addition, each Director is reimbursed for reasonable expenses incurred in connection with service to the Company, including mileage and attendance at meetings and conferences. See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS — Transactions with the Western Iowa Energy Board of Directors — Compensation Arrangement.”
For Fiscal Year 2007, the Directors have received the following compensation:

		Fees Earned or	Additional
		Paid in Cash(1)	Compensation(2)	Total Compensation
Director	Fiscal Year	($)	($)	($)
Warren Bush	2007	$10,500	$2,653	$13,153
John Geake	2007	$6,500	$213	$6,713
Dennis Mauser	2007	$13,350	$10,572	$23,922
Nile Ramsbottom	2007	$10,500	$442	$10,942
Kevin Ross	2007	$10,575	$3,564	$14,139
Wayne Seaman	2007	$10,500	$648	$11,158

(1)
Includes monthly compensation payable to Directors for attendance at Board meetings at the rate of $1,000 per month through September 2007 and $75 per hour for other business done on the Company’s behalf, with a maximum of $500 per day. Beginning, October 1, 2007, the monthly compensation payable to Directors was modified to $500 per meeting.

(2)	Includes reimbursement for mileage and other reasonable expenses incurred in connection with services rendered to the Company and the Board of Directors.
Please see “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” for more information relating to the Company’s compensation arrangement for Directors, committee members, and our President.

ANNUAL REPORT AND FINANCIAL STATEMENTS
The Company’s 2007 Annual Report to security holders on Form 10-KSB, including financial statements and notes for the fiscal year ended December 31, 2007, accompanies the delivery of this Proxy Statement.
The Company will provide each Member solicited a copy of the Proxy Statement and Annual Report on Form 10-KSB without charge upon request. The written request for these documents should be directed to Joe Neppl of Western Iowa Energy, LLC at 1220 S. Center St., P.O. Box 399, Wall Lake, Iowa 51466 or by email at joe.neppl@westerniowaenergy.com. The 2007 Annual Report on Form 10-KSB with exhibits and Proxy Statement are also available from the SEC at 6432 General Green Way, Mail stop 0-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or available from the SEC’s internet site (www.sec.gov).

Appendix 1
FIRST AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT OF
WESTERN IOWA ENERGY, LLC
THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED OPERATING AGREEMENT OF WESTERN IOWA ENERGY, LLC dated January 31, 2005 (the “Operating Agreement”) is adopted and approved effective as of the 14th day of April, 2008, by the affirmative vote of a majority of the Membership Voting Interests represented at a Meeting of the Members (in person, by proxy, or by mail ballot) of Western Iowa Energy, LLC (the “Company”) pursuant to Section 8.1 of the Operating Agreement of the Company at a Meeting of the Members held on April 14, 2008.
The Operating Agreement is amended as follows:
Section 5.14 is amended to read as follows:
5.14 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the ~~interim~~ President and Chief Executive Officer (“CEO”) of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. ~~The Director shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President~~ The President and/or Chairman, as the case may be, shall perform such duties as the Directors may from time to time prescribe.~~, including without limitation, the management of the day-to-day operations of the Facilities.~~
I, Kevin Ross, do hereby certify that I am the duly elected, qualified, and acting Secretary of the Company, and further certify that the above amendment was duly adopted by a majority of the Membership Voting Interests represented at a meeting of the Members of the Company held on April 14, 2008, in accordance with the provisions of the Company’s Operating Agreement.

Kevin Ross, Secretary
Approved:

William J. Horan, Chairman

1

Appendix 2

WESTERN IOWA ENERGY, LLC	NAME

2008 Annual Meeting of Members — Monday April 14, 2008	NUMBER OF UNITS

For Unit Holders as of March 1, 2008.	CERTIFICATE NUMBER

Proxy Solicited on Behalf of the Board of Directors
PLEASE INDICATE YOUR SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE BOX
PROPOSAL ONE: APPROVAL OF THE FIRST AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT

	For	Against	Abstain
Approval of the Amendment to the Company’s Amended and Restated Operating Agreement to Allow the Offices of Chairman of the Board and President/Chief Executive Officer to be Served by the Same Person	☐	☐	☐
PROPOSAL TWO: ELECTION OF TWO GROUP II DIRECTORS
You may vote for TWO (2) nominees.

		For	Against	Abstain
Warren Bush	--------------------------------------->>>	☐	☐	☐
Kevin Ross	--------------------------------------->>>	☐	☐	☐
By signing this proxy card, you appoint Dennis Mauser and John Geake, jointly and severally, each with full power of substitution, as proxies to represent you at the 2008 Annual Meeting of the Members to be held on Monday, April 14, 2008, and at any adjournment thereof, on any matters coming before the meeting. This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting.
Proposal One. If you fail to mark a vote, the proxies solicited by the Board of Directors will be voted FOR the amendment to the Operating Agreement. If you mark contradicting choices on your proxy card such as a vote both for and against the proposed amendment, your vote will have the effect of a vote against the amendment to the Operating Agreement. If you abstain, your units will be included in the determination of whether a quorum is present. However, your abstention will have the effect of a vote against the amendment to the Operating Agreement. If you do not submit a proxy card or attend the 2008 Annual Meeting, it will not be counted as a vote either for or against the amendment to the Operating Agreement.
Proposal Two. If you do not mark any choices for the Directors on the proxy card, the proxies solicited by the Board of Directors will be voted FOR the Board of Directors’ nominees. If you mark fewer than two (2) choices for Directors, the proxies will vote your units ONLY for the persons you mark as your choices. If you abstain, your units will be included in the determination of whether a quorum is present. However, your abstention will not be counted either for or against any nominee because Directors are elected by plurality vote, meaning that persons receiving the most votes relative to the other nominees will be elected. If you do not submit a proxy card or attend the 2008 Annual Meeting, it will not be counted as a vote either for or against any nominee.
You may revoke your proxy by (1) Voting in person at the 2008 Annual Meeting; (2) Giving personal or written notice of the revocation, which is received by William Horan, Chairman of the Company’s Board of Directors, at the Company’s offices at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466 by 5:00 p.m. on April 11, 2008; or (3) Giving personal or written notice of the revocation to the Company’s Secretary, Kevin Ross, at the commencement of the 2008 Annual Meeting.

Signature:	Signature:

Date:	Date:

Please sign exactly as your name appears on your membership certificate. When signing as attorney executor, administrator, trustee or guardian, please note that fact. If units are jointly held by more than one person, both owners must sign.